Exhibit 99.1

N e w s   R e l e a s e

July 18, 2005	FOR IMMEDIATE RELEASE

Park National Corporation reports second quarter 2005 earnings and declares regular cash dividend

NEWARK, Ohio — The Park National Corporation (“Park”) (AMEX: PRK) today announced earnings for the second quarter of 2005. Net income for the second quarter of 2005 totaled $24.770 million or $1.72 per diluted share, compared to net income of $24.085 million or $1.67 per diluted share in the same period of 2004, increases of 2.8 percent in net income and 3.0 percent in earnings per diluted share.

Year-to-date net income is $48.112 million, a 2.2 percent increase over the same six-month period in 2004, which posted a net income of $47.063 million. Earnings per diluted share for the first half of 2005 were $3.33 per diluted share, a 2.8 percent increase over the first half of 2004, which reported $3.24 in earnings per diluted share.

Park’s Board of Directors declared a cash dividend of $0.90 per share payable to shareholders of record as of August 26, 2005. The dividend will be paid on September 9, 2005.

Headquartered in Newark, Ohio, Park is a bank holding company with $5.6 billion in consolidated total assets. Its family of 12 community banks and 2 specialty finance companies operate 133 offices throughout 29 Ohio counties. They include The Park National Bank, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, First Clermont Division, Scope Aircraft Finance (Scope Leasing Inc.), and Guardian Financial Services.

For more information visit www.parknationalcorp.com. Financial tables are below.

Media contacts:
Bethany White, Comm. Specialist 740.349.3754
John Kozak, Chief Financial Officer, 740.349.3792

Safe Harbor Statement
Except for the historical and present factual information contained in this press release, the matters discussed in this press release, including any forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those set forth in the forward-looking statements, including: the impact of competition; changes in economic conditions in Park’s market area; changes in policies by regulatory agencies; fluctuations in interest rates; demand for loans in Park’s market area; and other risk factors relating to our industry as detailed from time to time in Park’s reports filed with the SEC. Park wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
JUNE 30, 2005

INCOME STATEMENT	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30,			JUNE 30,
			PERCENT			PERCENT
	2005	2004	CHANGE	2005	2004	CHANGE
NET INTEREST INCOME	$55,412	$52,522	5.50%	$109,857	$105,138	4.49%

PROVISION FOR LOAN LOSSES	1,325	1,905	-30.45%	2,407	3,370	-28.58%

OTHER INCOME	15,454	14,046	10.02%	29,566	26,918	9.84%

GAIN (LOSS) ON SALE OF SECURITIES	96	—		96	106

OTHER EXPENSE	34,334	30,295	13.33%	68,738	61,820	11.19%

INCOME BEFORE TAXES	35,303	34,368	2.72%	68,374	66,972	2.09%

NET INCOME	24,770	24,085	2.84%	48,112	47,063	2.23%

NET INCOME PER SHARE-BASIC	1.73	1.68	2.98%	3.36	3.27	2.75%

NET INCOME PER SHARE-DILUTED	1.72	1.67	2.99%	3.33	3.24	2.78%

CASH DIVIDENDS PER SHARE	0.90	0.838	7.40%	1.80	1.676	7.40%

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS	1.75%	1.92%		1.72%	1.89%

RETURN ON AVERAGE EQUITY	17.81%	18.29%		17.37%	17.63%

YIELD ON EARNING ASSETS	6.05%	5.72%		6.01%	5.78%

COST OF PAYING LIABILITIES	2.13%	1.44%		2.03%	1.47%

NET INTEREST MARGIN	4.26%	4.54%		4.31%	4.58%

EFFICIENCY RATIO	47.98%	44.98%		48.82%	46.26%

NET LOAN CHARGE-OFFS	$1,295	$1,749		$2,232	$2,422

NET CHARGE-OFFS AS A PERCENT OF LOANS	0.16%	0.25%		0.14%	0.18%

BALANCE SHEET AT JUNE 30,			PERCENT
	2005	2004	CHANGE

INVESTMENTS	$1,904,308	$1,943,150	-2.00%

LOANS	3,280,384	2,803,590	17.01%

LOAN LOSS RESERVE	70,352	64,090	9.77%

GOODWILL AND OTHER INTANGIBLES	70,462	12,219	476.66%

TOTAL ASSETS	5,633,319	5,074,731	11.01%

DEPOSITS	3,861,328	3,516,553	9.80%

BORROWINGS	1,125,538	984,406	14.34%

EQUITY	576,074	515,747	11.70%

BOOK VALUE PER SHARE	40.34	36.10	11.75%

NONPERFORMING LOANS	19,830	18,441	7.53%

NONPERFORMING ASSETS	22,082	21,154	4.39%

PAST DUE 90 DAY LOANS	8,486	5,572	52.30%

RATIOS
LOANS/ASSETS	58.23%	55.25%

NONPERFORMING LOANS/LOANS	0.60%	0.66%

PAST DUE 90 DAY LOANS/LOANS	0.26%	0.20%

LOAN LOSS RESERVE/LOANS	2.14%	2.29%

EQUITY/ASSETS	10.23%	10.16%

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Interest income:
Interest and fees on loans	$54,531	$43,319	$106,771	$86,932

Interest on:
Obligations of U.S. Government, its agencies and other securities	23,105	21,717	44,549	43,527

Obligations of states and political subdivisions	1,180	1,302	2,354	2,649

Other interest income	112	34	213	51

Total interest income	78,928	66,372	153,887	133,159

Interest expense:
Interest on deposits:
Demand and savings deposits	3,522	1,490	6,490	3,013

Time deposits	10,118	8,068	19,455	16,578

Interest on borrowings	9,876	4,292	18,085	8,430

Total interest expense	23,516	13,850	44,030	28,021

Net interest income	55,412	52,522	109,857	105,138

Provision for loan losses	1,325	1,905	2,407	3,370

Net interest income after provision for loan losses	54,087	50,617	107,450	101,768

Other income	15,454	14,046	29,566	26,918

Gain (loss) on sale of securities	96	—	96	106

Other expense:
Salaries and employee benefits	19,551	17,096	39,552	35,244

Occupancy expense	2,151	1,735	4,431	3,464

Furniture and equipment expense	1,381	1,484	2,749	3,065

Other expense	11,251	9,980	22,006	20,047

Total other expense	34,334	30,295	68,738	61,820

Income before federal income taxes	35,303	34,368	68,374	66,972

Federal income taxes	10,533	10,283	20,262	19,909

Net income	$24,770	$24,085	$48,112	$47,063

Per Share:

Net income — basic	$1.73	$1.68	$3.36	$3.27

Net income — diluted	$1.72	$1.67	$3.33	$3.24

Weighted average shares — basic	14,312,032	14,341,123	14,321,647	14,392,510

Weighted average shares — diluted	14,379,463	14,464,537	14,427,549	14,508,778

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	June 30,
	2005	2004

Assets

Cash and due from banks	$144,022	$145,063

Federal funds sold	48,778	20,000

Interest bearing deposits	1,099	50

Investment securities	1,904,308	1,943,150

Loans (net of unearned interest)	3,280,384	2,803,590

Allowance for possible loan losses	70,352	64,090

Loans, net	3,210,032	2,739,500

Bank premises and equipment, net	47,147	35,695

Other assets	277,933	191,273

Total assets	$5,633,319	$5,074,731

Liabilities and Stockholders’ Equity

Deposits:
Noninterest-bearing	$643,582	$551,072

Interest-bearing	3,217,746	2,965,481

Total deposits	3,861,328	3,516,553

Borrowings	1,125,538	984,406

Other liabilities	70,379	58,025

Total liabilities	5,057,245	4,558,984

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2005 and 2004; 15,271,624 shares issued in 2005 and 15,270,795 in 2004)	208,369	105,995

Accumulated other comprehensive income, net of taxes	8,684	(11,449)

Retained earnings	455,589	509,706

Treasury stock (991,116 shares in 2005 and 985,989 shares in 2004)	(96,568)	(88,505)

Total stockholders’ equity	576,074	515,747

Total liabilities and stockholders’ equity	$5,633,319	$5,074,731

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Assets

Cash and due from banks	$143,494	$142,294	$148,800	$140,387

Federal funds sold	13,143	12,570	10,585	8,682

Interest bearing deposits	1,210	50	1,485	50

Investment securities	2,007,872	1,928,658	1,950,613	1,936,265

Loans (net of unearned interest)	3,259,676	2,791,973	3,256,545	2,768,048

Allowance for possible loan losses	71,005	64,711	71,089	64,359

Loans, net	3,188,671	2,727,262	3,185,456	2,703,689

Bank premises and equipment, net	46,359	35,973	45,541	36,260

Other assets	288,835	192,204	283,562	185,191

Total assets	$5,689,584	$5,039,011	$5,626,042	$5,010,524

Liabilities and Stockholders’ Equity

Deposits:
Noninterest-bearing	$640,324	$567,895	$630,320	$560,550

Interest-bearing	3,206,866	2,931,331	3,208,381	2,929,244

Total deposits	3,847,190	3,499,226	3,838,701	3,489,794

Borrowings	1,215,222	943,696	1,155,262	917,143

Other liabilities	69,464	66,422	73,539	66,830

Total liabilities	5,131,876	4,509,344	5,067,502	4,473,767

Stockholders’ Equity:

Common stock	208,363	105,910	208,330	105,902

Accumulated other comprehensive income, net of taxes	1,623	9,469	6,520	16,250

Retained earnings	440,826	495,996	435,489	490,431

Treasury stock	(93,104)	(81,708)	(91,799)	(75,826)

Total stockholders’ equity	557,708	529,667	558,540	536,757

Total liabilities and stockholders’ equity	$5,689,584	$5,039,011	$5,626,042	$5,010,524